Summit Therapeutics’ Rights Offering Nearing Expiration Date

Rights Offering Seeks to Raise up to $500 Million

Menlo Park, California, February 23, 2023 - Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today announced that it is nearing the previously-announced expiration date for its rights offering of 5:00 pm Eastern Time on March 1, 2023 (the “Expiration Date”). As a reminder, the subscription price per share shall be equal to the lesser of (i) $1.05 per share or (ii) the volume weighted-average price of the Company’s common stock for the five consecutive trading days through and including the Expiration Date. Importantly, for stockholders whose shares of our common stock are held in a brokerage account or are otherwise not registered directly with the Company, the deadline to exercise their subscription rights with their respective brokerage firms may be earlier. Information regarding specific broker-related deadlines should be obtained directly from the broker.

With respect to the rights offering, the Company has distributed non-transferable subscription rights to purchase up to 476,190,476 shares of common stock, for an aggregate offering value of up to $500 million. The subscription rights will expire and have no value if they are not exercised prior to the Expiration Date. The subscription price per share shall be equal to the lesser of (i) $1.05 per share (the “Initial Price”) or (ii) the volume weighted-average price of the Company’s common stock for the five consecutive trading days through and including the Expiration Date. Each stockholder received one subscription right entitling the holder to purchase 2.152353 shares of common stock at the Initial Price for each share of our common stock owned at 4:00 pm Eastern Time on February 6, 2023. The subscription price per share will determine the final number of shares issuable, and subsequently the pro rata number of shares to which stockholders can subscribe, as provided in the prospectus (described below).
A prospectus relating to the offering was filed with the US Securities and Exchange Commission (the “SEC”) on February 7, 2023 and is available on the SEC’s website. The prospectus covers, among other things, the rights offering to which this communication relates. Before you invest, you should read the prospectus carefully and the documents incorporated by reference in the prospectus, as well as the other documents Summit has filed with the SEC for more complete information about Summit and the rights offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Questions about the offering and requests for copies of the prospectus relating to the rights offering may be directed to Broadridge Corporate Issuers Solutions, LLC, the Company’s information and subscription agent for the rights offering, at the email address and/or telephone number provided at the end of this release.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering is made pursuant to the Company’s registration statement on Form S-3, which became effective on February 3, 2023, and the prospectus containing the detailed terms of the rights offering filed with the SEC. Any offer is made only by means of a prospectus forming part of the registration statement.

Summit Therapeutics’ Mission Statement
To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, and successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost-efficient manner, and to engage commercialization and/or development partners when appropriate.

We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders.

About Summit Therapeutics
Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK and Cambridge, UK.
For more information, please visit https://www.smmttx.com and follow us on Twitter @summitplc.

Contact Summit Investor Relations:
Dave Gancarz
SVP, Corporate Strategy & Stakeholder Relations
investors@smmttx.com

Rights Offering Information and Subscription Agent:
Broadridge Corporate Issuer Solutions, LLC
+1 855 793 5068
shareholder@broadridge.com

Summit Forward-looking Statements
Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.